EXHIBIT I
                         Reeves Industries, Inc.
                      Applicable Margin Certificate
                           as of April 2, 1995
                                 (000's)


Consolidated EBITDA to Consolidated Net Interest Expense

                                   1994                1995
                         _____________________________________
                         2nd Qtr.  3rd Qtr.  4th Qtr.  1st Qtr.  Total

EBITDA:
  Net Income
  Net Interest Expense
  Income Tax Expense
  Depreciation
  Amortization
   Financing Costs &
     Debt Discounts
   Goodwill
   Pre-Operating Costs    _____     _____     _____     _____     _____
EBITDA
                          =====     =====     =====     =====     =====

Net Interest Expense:
  Interest Expense
  Interest Income         _____     _____     _____     _____     _____
  Net Interest Expense
                          =====     =====     =====     =====     =====




Ratio

Required



As a Responsible Officer of the Company, this Applicable Margin Certificate is complete and correct to the best of my knowledge as of the date specified:


          _________________________________            _________
            William Ewing III - Treasurer                 Date